              [SANSIVERI, KIMBALL & MCNAMEE, L.L.P. LETTERHEAD]


                          INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Stockholders of Prolab Nutrition, Inc.:

We have audited the accompanying balance sheet of Prolab Nutrition, Inc. as of December 31, 1998, and the related statements of income and retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Prolab Nutrition, Inc. as of December 31, 1998 and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.


/s/ SANSIVERI, KIMBALL & MCNAMEE, L.L.P.

September 24, 1999 (except for Note 9,
    as to which the date is October 8, 1999)

                             PROLAB NUTRITION, INC.

                                  BALANCE SHEET
                                DECEMBER 31, 1998

-------------------------------------------------------------------------------

                                     ASSETS


CURRENT ASSETS:
  Cash and cash equivalents                                           $   577,906
  Investments                                                             400,000
  Accounts receivable - trade                                           2,606,993
  Inventories                                                           2,351,600
  Prepaid expenses                                                         12,000
                                                                     -------------
        Total current assets                                            5,948,499
                                                                     -------------

PROPERTY AND EQUIPMENT - At cost -                                      1,104,897
  Less accumulated depreciation                                            90,523
                                                                     -------------
        Property and equipment, net                                     1,014,374

OTHER ASSETS                                                               12,950
                                                                     -------------

              TOTAL                                                   $ 6,975,823
                                                                     =============

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Current portion of long-term debt                                      $ 10,690
  Accounts payable                                                      2,709,174
  Accrued salaries and wages - officers                                 1,200,000
  Accrued expenses                                                         60,902
  Income taxes payable                                                    820,500
  Stockholders' loans                                                     168,294
                                                                      ------------
      Total current liabilities                                         4,969,560

LONG-TERM DEBT - Less current portion                                     570,623
                                                                      ------------

        Total liabilities                                               5,540,183
                                                                      ------------

STOCKHOLDERS' EQUITY:
  Common stock, no par value, 5,000 shares authorized, 444 shares issued
    and outstanding                                                         1,000
  Retained earnings                                                     1,434,640
                                                                      ------------

        Total stockholders' equity                                      1,435,640
                                                                      ------------

              TOTAL                                                   $ 6,975,823
                                                                      ============

                       See notes to financial statements.

-------------------------------------------------------------------------------

                             PROLAB NUTRITION, INC.

                    STATEMENT OF INCOME AND RETAINED EARNINGS
                      FOR THE YEAR ENDED DECEMBER 31, 1998
-------------------------------------------------------------------------------

NET SALES                                                       $   19,186,921

COST OF GOODS SOLD                                                  13,062,560
                                                               ----------------

GROSS MARGIN                                                         6,124,361

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES                         5,314,792
                                                               ----------------

INCOME FROM OPERATIONS                                                809,569
                                                               ----------------

OTHER INCOME (EXPENSE):
  Interest income                                                        2,066
  Interest expense                                                    (104,099)
  Miscellaneous                                                           (534)
                                                               ----------------
      Other expense, net                                              (102,567)
                                                               ----------------

INCOME BEFORE TAXES ON INCOME                                          707,002

PROVISION FOR TAXES ON INCOME - Current                                336,610
                                                               ----------------

NET INCOME                                                             370,392

RETAINED EARNINGS, BEGINNING OF THE YEAR                             1,064,248
                                                               ----------------

RETAINED EARNINGS, END OF THE YEAR                              $    1,434,640
                                                               ================

                       See notes to financial statements.

-------------------------------------------------------------------------------

                             PROLAB NUTRITION, INC.

                             STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 1998
-------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                           $     370,392
  Adjustments to reconcile net income to net cash provided by operating activities:
    Depreciation and amortization                                             53,894
    Bad debt expense                                                          78,710
  Changes in operating assets and liabilities:
    Accounts receivable - trade                                           (1,291,060)
    Inventories                                                             (433,968)
    Prepaid expenses and other assets                                        120,050
    Accounts payable                                                         805,958
    Accrued salaries and wages - officers                                  1,200,000
    Accrued expenses                                                          60,902
    Income taxes payable                                                     328,554
                                                                      ---------------
NET CASH PROVIDED BY OPERATING ACTIVITIES                                  1,293,432
                                                                      ---------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of property and equipment                                       (182,207)
  Purchase of investments                                                   (400,000)
                                                                      ---------------
NET CASH USED BY INVESTING ACTIVITIES                                       (582,207)
                                                                      ---------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Payments on long-term debt                                                 (10,001)
  Net repayments of stockholder loans                                       (587,781)
                                                                      ---------------
NET CASH USED BY FINANCING ACTIVITIES                                       (597,782)
                                                                      ---------------

NET INCREASE IN CASH AND CASH EQUIVALENTS                                    113,443

CASH AND CASH EQUIVALENTS, BEGINNING OF THE YEAR                             464,463
                                                                      ---------------

CASH AND CASH EQUIVALENTS, END OF THE YEAR                             $     577,906
                                                                      ===============

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
  Cash paid during the year for:
    Interest                                                           $      63,530
                                                                      ===============
    Taxes                                                              $     119,725
                                                                      ===============
  Noncash investing activities - Property and equipment acquisitions
    through long-term debt obligations                                 $      18,971
                                                                      ===============

                       See notes to financial statements.

-------------------------------------------------------------------------------

                             PROLAB NUTRITION, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                -----------------


1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         NATURE OF OPERATIONS

         Prolab Nutrition, Inc. (the Company), a closely held business, distributes, manufactures and markets food supplement products. The Company's products are sold primarily to distributors, wholesalers and retailers located throughout the United States and also on a worldwide basis.

         CASH AND CASH EQUIVALENTS

         Cash and cash equivalents include time deposits with original maturities of three months or less.

         INVENTORIES

         Inventories are stated at the lower of cost or market. Cost is determined on the first-in, first-out (FIFO) basis.

         PROPERTY AND EQUIPMENT

         Property and equipment is recorded at cost. Depreciation is computed on accelerated methods for financial and tax reporting purposes.

         Property and equipment are depreciated over useful lives as follows:


                     Asset                                 Useful Life
                     -----                                 -----------
                     Building                                39 Years
                     Building improvements                   39 Years
                     Furniture and equipment                5-7 Years
                     Vehicles                                 5 Years

         TAXES ON INCOME

         Deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each year-end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. The differences relate primarily to the use of different depreciation methods and lives for financial statement and income tax purposes for depreciable assets. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. Income tax expense is the tax payable for the period and the change during the period in deferred tax assets and liabilities.

         Deferred taxes have not been reported in the accompanying financial statements since their affects would not be considered to be significant.

         EMPLOYEE BENEFIT PLAN

         The Company sponsors a 401(k) Profit Sharing Plan that covers all eligible employees who have attained the age of 18 and who have performed at least one year of service. Contributions to the plan are at the discretion of management. No company contributions were made for 1998.

         INVESTMENTS

         Investments consist of U.S. government bonds.

         In accordance with Statement on Financial Accounting Standards
         (SFAS) No. 115, ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES, the Company determines the appropriate classification of debt and equity at the time of purchase. The Company has classified these securities as "available for sale" and accordingly, such investments should be reported at their fair value. Since cost approximates fair value, no unrealized gains or losses have been reported on the accompanying financial statements.

         FAIR VALUE OF FINANCIAL INSTRUMENTS

         The Company's principal financial instruments consist of cash, investments, accounts receivable and accounts payable. Considerable judgement is required to develop the estimates of fair value; thus, the estimates are not necessarily indicative of the amounts that could be realized in a current market exchange. However, the Company believes the carrying value of these assets and liabilities is a reasonable estimate of their fair market value at December 31, 1998.

         ADVERTISING COSTS

         The Company expenses advertising costs as incurred. Advertising costs for the year ended December 31, 1998 were approximately $1,545,000.

         ACCOUNTING ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.       INVENTORIES

         The components of inventories at December 31, 1998 are as follows:

              Raw materials              $   472,908
              Finished goods               1,878,692
                                         -----------
              Total                      $ 2,351,600
                                         ===========

3.       LONG-TERM DEBT

         As of December 31, 1998, long-term debt consisted of the following:


         Term note payable to a bank due in monthly installments of principal and interest of $5,225. Interest is computed at a rate of 10% per annum with a balloon payment due in June 2005. The note is
          collateralized by real estate.                                          $ 566,407

         4.9% note payable due in monthly payments of principal and interest of $437 through February 2002.  The note is collateralized by a
          vehicle.                                                                   14,906
                                                                                  ---------
                   Total                                                            581,313
         Less current portion                                                        10,690
                                                                                  ---------
                   Long-term portion                                              $ 570,623
                                                                                  =========

                                       3

         As of December 31, 1998, scheduled maturities of long-term debt are as follows:


                    YEAR                             AMOUNT
                    ----                            --------
                    1999                            $ 10,690
                    2000                              11,833
                    2001                              12,808
                    2002                               8,866
                    2003                               9,416
                    2004 and thereafter              527,700
                                                    --------
                    Total                           $581,313
                                                    ========

4.       STOCKHOLDER LOANS

         Stockholder loans represent advances from the principal stockholders of the Company. Such advances are payable on demand with interest at 5.85%.

5.       TAXES ON INCOME

         The provision for taxes on income consists of the following:

                    Current:
                     Federal                       $267,070
                     State                           69,540
                                                   --------
                              Total                $336,610
                                                   ========

         The difference between the Company's effective tax rate and the Federal statutory tax rate are due principally to state income taxes.

6.       COMMITMENTS

         The Company leases certain property and equipment under various operating leases that expire in 2000. The lease expense for the year ended December 31, 1998 was $16,832.

         Approximate future minimum lease payments under these operating leases are as follows:

                          Year                 Amount
                          ----                 ------
                          1999                 $6,000
                          2000                  3,000

7.       CONCENTRATION OF CREDIT RISK

         Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of cash and cash equivalents and trade accounts receivable.

         The Company does maintain cash and cash equivalents in a local financial institution and cash balances may exceed federally insured limits. The uninsured cash balance at December 31, 1998 was approximately $475,000.

         The Company's trade accounts receivable, except for those discussed below, are due from a large customer base. The Company does perform periodic credit evaluations of its customers and generally does not require collateral. The Company has not experienced any significant credit related losses.

8.       MAJOR CUSTOMERS AND PRODUCTS

         MAJOR CUSTOMERS

         The Company had net sales to two customers that individually represented 17.3% and 15.2%, respectively, of net sales for the year ended December 31, 1998.

         MAJOR PRODUCTS

         The Company's sales of two products represented 37.0% and 31.9%, respectively, of net sales during the year ended December 31, 1998.

9.       SUBSEQUENT EVENT

         Effective October 8, 1999, the stockholders of the Company sold all of their common stock to Natrol, Inc., a publicly traded company. Natrol, Inc. manufactures and markets branded, high-quality dietary supplements.

                            --------------------------

                                       5